Revenue	12 Months Ended
Dec. 31, 2024
Revenue
Revenue

6.Revenue

	Year ended 31 December
US$ thousand	2024	2023	2022
Sale of commodities – Copper	328,802	153,530	—
Sale of commodities – Silver	11,934	5,469	—
Total	340,736	158,999	—

Concurrently with the closing of the Business Combination (refer Note 26), the Company entered into a new Offtake Agreement with Glencore International AG ("GIAG"), the Switzerland - based parent entity of Glencore, to replace the existing offtake agreement. The Offtake Agreement is a LOM obligation, pursuant to which the Company is committed to selling all material to Glencore, and GIAG is committed to buying all Material.

Revenue is derived principally from the sale of commodities, recognized once the control of the goods has transferred from the Group to the customer.

6.Revenue (continued)

Products of the Group may be provisionally priced at the date revenue is recognized. Revenue from sale of commodities includes $2,463 thousand (2023: $1,212 thousand; 2022: $nil) of mark - to - market related adjustments on provisionally priced sales arrangements.

As at 31 December 2024, the Group had 9,949.32 payable copper metal tons of provisionally priced copper sales subject to final pricing over the next several months (31 December 2023: 10,379.66 payable copper metal tonnes, 31 December 2022: nil). The average provisional price per ton of these provisionally priced sales subject to final pricing is $9,140.24 (31 December 2023: $8,196.16; 31 December 2022: $nil). Impact of provisionally priced sales is accounted under IFRS 9. Final settlements are recognized within revenue.